[LOGO]       RANSON UNIT INVESTMENT TRUSTS, SERIES 90

             NASDAQ-100 INDEX TRUST, SERIES 8







              A portfolio of the stocks in the Nasdaq-100 Index(R)
                          seeking capital appreciation















                                   Prospectus
                                  March 2, 2000


     As with any investment, the Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any contrary representation is a criminal offense.

------------------
INVESTMENT SUMMARY
------------------


                              INVESTMENT OBJECTIVE

  The trust seeks to provide investment results that correspond to the total return of the stocks in the Nasdaq-100 Index over its life. Total return includes any increase or decrease in the value of stocks plus any dividend income.


                               INVESTMENT STRATEGY

  The trust seeks to replicate the Nasdaq-100 Index by holding all, or a representative sample, of the stocks that comprise the index. The Nasdaq-100 Index includes stocks of 100 of the largest and most-active non-financial domestic and international companies trading on the Nasdaq Stock Market. Under normal market conditions, the performance correlation between the portfolio and the index will be between 97% and 99%. We may adjust the portfolio stocks periodically to match any changes in the index. The portfolio will include at least 95% of the stocks in the index. In an effort to lower trust expenses, we may initially deposit an equal number shares of each stock in the portfolio. Within 30 days we will align the portfolio with the index composition as we create additional units. We will then maintain the portfolio as described above.

                           ---------------------------

                              INDEX DIVERSIFICATION
                              ---------------------
                           Software                23%
                           Telecommunications      19%
                           Computers                9%
                           Retail                   5%
                           Electronics              7%
                           Semiconductors          11%
                           Commercial Services      7%
                           Biotechnology            6%
                           Healthcare               3%
                           Internet                 4%
                           Basic Materials          2%
                           Media                    3%
                           Transportation           1%

                           ---------------------------


                                 PRINCIPAL RISKS

  As with all investments, you can lose money by investing in this trust. The trust also might not perform as well as you expect. This can happen for reasons such as these:

  * STOCK PRICES CAN BE VOLATILE. The value of your investment may fall over time.

  * WE DO NOT ACTIVELY MANAGE THE PORTFOLIO. The trust will seek to replicate the Nasdaq-100 Index even if the index performance declines.

  * Many of the stocks in the index are issued by technology companies. These companies include companies involved in computers, electronics, the Internet, semiconductors, software and telecommunications. NEGATIVE DEVELOPMENTS IN THE TECHNOLOGY INDUSTRY WILL AFFECT THE VALUE OF YOUR INVESTMENT GREATER THAN IN A MORE DIVERSIFIED INVESTMENT. Technology stocks tend to experience above-average price volatility.

  * All index portfolios have operating expenses and transaction costs. THIS MEANS THAT AN INDEX PORTFOLIO MAY NOT TRACK ITS INDEX EXACTLY. It may be impractical to own all index stocks in the exact index weightings. Time may also elapse between a change in the index and a change in the portfolio.



2   Investment Summary

                               WHO SHOULD INVEST

  You should consider this investment if you want:

  *  to own the stocks in the Nasdaq-100 Index in a single investment.

  *  the potential to increase the value of your money over the long term.

  You should not consider this investment if you:

  *  are uncomfortable with the risks of an unmanaged investment in stocks.

  *  want current income, capital preservation or a short term investment.


        -------------------------------------------------------------

                              ESSENTIAL INFORMATION
                              ---------------------

        UNIT PRICE AT INCEPTION                                $10.00

        INCEPTION DATE                                  March 2, 2000
        TERMINATION DATE                                March 2, 2006

        DISTRIBUTION DATES                15th day of January, April,
                                              July and October
        RECORD DATES                       1st day of January, April,
                                              July and October

        CUSIP NUMBERS
        Cash distributions                                  753269331
        Reinvested distributions                            753269349

        MINIMUM INVESTMENT
        Standard accounts                            $1,000/100 units

        Retirement accounts and
        custodial accounts for minors                   $250/25 units

        -------------------------------------------------------------


                                FEES AND EXPENSES

  As with any investment, you will incur expenses when you invest in the trust. The amounts below are estimates of the direct and indirect expenses that you may incur based on a $10 unit price. Actual expenses may vary.

                                                  AS A % OF
                                               $1,000 INVESTED
                                               ---------------
MAXIMUM SALES FEE
(% of unit price paid on purchase)                  4.90%
                                                    =====

ORGANIZATION COSTS
(amount per 100 units paid by trust at
end of initial offering period)                     $5.00
                                                    =====

ANNUAL                                  AS A % OF        AMOUNT PER
OPERATING EXPENSES                   $1,000 INVESTED     100 UNITS
                                     ---------------     ----------
Trustee's fee and expenses                 0.09%           $0.90
Creation and development fee               0.01%            0.10
Supervisory and evaluation fees            0.06%            0.60
                                           -----           -----
  Total                                    0.16%           $1.60
                                           =====           =====

  The creation and development fee compensates the sponsor for creating and developing your trust. The Trust accrues this fee daily during the life of the Trust based on average daily net asset value and pays the sponsor monthly (not to exceed 2.35 percent of your initial investment over the life of the trust). This fee historically had been included in the sales charge.


                                     EXAMPLE

  This example helps you compare the cost of investing in this trust with the cost of investing in other unit trusts and mutual funds. In the example we assume that the expenses above do not change and that the trust's annual return is 5%. The example only illustrates the effect of expenses-your actual returns and expenses will vary. Based on these assumptions, you would pay these expenses for every $10,000 you invest in the trust:

   1 year                      $557
   3 years                     $590
   5 years                     $626
   Life of trust (6 years)     $645

  These amounts are the same regardless of whether you sell your investment at the end of a period or continue to hold your investment.



                                                          Investment Summary   3

THE PORTFOLIO (at inception)

                                                                                       Target
Portfolio   Ticker                                           Initial     Cost to     Percentage
 Number     Symbol     Company Name                           Shares    Portfolio     of Index
-----------------------------------------------------------------------------------------------
    1       MSFT    MICROSOFT CORP                             127     $ 11,533.19       7.17%
    2       CSCO    CISCO SYSTEMS INC                           84       11,061.75       6.86
    3       INTC    INTEL CORP                                  84        9,733.50       5.96
    4       QCOM    QUALCOMM INC                                60        8,340.00       5.13
    5       JDSU    JDS UNIPHASE CORP                           24        6,741.00       4.01
    6       ORCL    ORACLE CORPORATION                          85        6,077.50       3.75
    7       SUNW    SUN MICROSYSTEMS INC                        49        4,798.94       2.96
    8       NXTL    NEXTEL COMMUNICATIONS INC-A                 32        4,264.00       2.64
    9       VRTS    VERITAS SOFTWARE CORP                       19        3,823.75       2.34
   10       IMNX    IMMUNEX CORP                                16        3,504.00       2.10
   11       WCOM    MCI WORLDCOM INC                            73        3,339.75       2.06
   12       GBLX    GLOBAL CROSSING LTD                         60        3,056.25       1.84
   13       YHOO    YAHOO! INC                                  18        2,853.00       1.78
   14       DELL    DELL COMPUTER CORP                          67        2,882.04       1.76
   15       CMGI    CMGI INC                                    21        2,681.43       1.67
   16       AMAT    APPLIED MATERIALS INC                       14        2,584.75       1.58
   17       XLNX    XILINX INC                                  30        2,240.63       1.43
   18       AMGN    AMGEN INC                                   34        2,212.12       1.37
   19       SEBL    SIEBEL SYSTEMS INC                          16        2,156.00       1.34
   20       NTAP    NETWORK APPLIANCE INC                       11        2,090.69       1.31
   21       PMCS    PMC - SIERRA INC                            11        2,144.14       1.29
   22       AAPL    APPLE COMPUTER INC                          16        2,085.00       1.26
   23       CIEN    CIENA CORP                                  12        2,124.00       1.25
   24       LVLT    LEVEL 3 COMMUNICATIONS INC                  17        1,978.64       1.22
   25       ITWO    I2 TECHNOLOGIES INC                         12        1,959.00       1.21
   26       MXIM    MAXIM INTEGRATED PRODUCTS                   29        1,846.94       1.15
   27       ERICY   ERICSSON (LM) TEL-SP ADR                    18        1,779.75       1.07
   28       ALTR    ALTERA CORPORATION                          20        1,692.50       1.04
   29       BVSN    BROADVISION INC                              6        1,537.87       1.01
   30       CTXS    CITRIX SYSTEMS INC                          15        1,560.00       0.98
   31       LLTC    LINEAR TECHNOLOGY CORP                      15        1,531.87       0.95
   32       BGEN    BIOGEN INC                                  13        1,430.81       0.90
   33       CNXT    CONEXANT SYSTEMS INC                        15        1,342.50       0.87
   34       AMCC    APPLIED MICRO CIRCUITS CORP                  5        1,320.00       0.81
   35       COMS    3COM CORP                                   13        1,353.62       0.81
   36       VTSS    VITESSE SEMICONDUCTOR CORP                  12        1,273.50       0.80
   37       ADCT    ADC TELECOMMUNICATIONS INC                  27        1,223.43       0.74
   38       KLAC    KLA-TENCOR CORPORATION                      16        1,205.00       0.74
   39       CMVT    COMVERSE TECHNOLOGY INC                      6        1,227.37       0.71
   40       CHIR    CHIRON CORP                                 18        1,170.00       0.69
   41       MFNX    METROMEDIA FIBER NETWORK-A                  16        1,116.00       0.69
   42       SDLI    SDL INC                                      5        2,220.63       0.69
   43       GMST    GEMSTAR INTL GROUP LTD                      15        1,076.25       0.67
   44       MEDI    MEDIMMUNE INC                                5        1,031.56       0.67
   45       AMZN    AMAZON.COM INC                              16        1,054.00       0.66
   46       CMCSK   COMCAST CORP-SPECIAL CL A                   25        1,078.12       0.66
   47       EBAY    EBAY INC                                     7        1,044.75       0.62
   48       NOVL    NOVELL INC                                  29          967.88       0.58
   49       RFMD    RF MICRO DEVICES INC                         6          894.00       0.58
   50       VSTR    VOICESTREAM WIRELESS CORP                    7          952.88       0.58



4   Investment Summary

                                                                                       Target
Portfolio   Ticker                                           Initial     Cost to     Percentage
 Number     Symbol     Company Name                           Shares    Portfolio     of Index
-----------------------------------------------------------------------------------------------
   51       DISH    ECHOSTAR COMMUNICATIONS - A                  8     $    919.50       0.56%
   52       NSOL    NETWORK SOLUTIONS INC                        5        1,613.44       0.56
   53       NTLI    NTL INCORPORATED                            10          941.25       0.56
   54       INTU    INTUIT INC                                  18          868.50       0.55
   55       TLAB    TELLABS INC                                 16          839.00       0.54
   56       ADBE    ADOBE SYSTEMS INC                            8          803.00       0.52
   57       PAYX    PAYCHEX INC                                 17          824.50       0.50
   58       MCLD    MCLEODUSA INC-CL A                           9          799.87       0.49
   59       QLGC    QLOGIC CORP                                  5          743.75       0.49
   60       COST    COSTCO WHOLESALE CORP                       17          790.50       0.48
   61       PMTC    PARAMETRIC TECHNOLOGY CORP                  26          791.38       0.48
   62       RNWK    REALNETWORKS INC                            10          697.50       0.44
   63       NXLK    NEXTLINK COMMUNICATIONS-A                    6          664.50       0.42
   64       ATHM    AT HOME CORP -SER A                         20          676.25       0.41
   65       SPOT    PANAMSAT CORP                               14          646.63       0.41
   66       SBUX    STARBUCKS CORP                              18          625.50       0.40
   67       BMCS    BMC SOFTWARE INC                            13          650.00       0.39
   68       APCC    AMERICAN POWER CONVERSION                   18          581.63       0.37
   69       ATML    ATMEL CORP                                  12          609.75       0.37
   70       SANM    SANMINA CORP                                 5          590.94       0.36
   71       SPLS    STAPLES INC                                 22          578.88       0.35
   72       LCOS    LYCOS INC                                   10          572.50       0.34
   73       PSFT    PEOPLESOFT INC                              27          541.69       0.34
   74       ADLAC   ADELPHIA COMMUNICATIONS-CL A                 9          502.31       0.30
   75       USAI    USA NETWORKS INC                            22          485.38       0.30
   76       GENZ    GENZYME CORP - GENL DIVISION                 8          480.00       0.28
   77       ERTS    ELECTRONIC ARTS INC                          5          474.68       0.26
   78       CNET    CNET INC                                     6          398.25       0.24
   79       CTAS    CINTAS CORP                                 10          407.50       0.24
   80       BBBY    BED BATH & BEYOND INC                       13          347.75       0.23
   81       BMET    BIOMET INC                                  11          352.00       0.21
   82       CPWR    COMPUWARE CORP                              16          344.00       0.21
   83       CEFT    CONCORD EFS INC                             17          325.12       0.20
   84       QTRN    QUINTILES TRANSNATIONAL CORP                12          331.50       0.20
   85       FISV    FISERV INC                                  11          302.50       0.19
   86       MOLX    MOLEX INC                                    6          337.88       0.19
   87       NETA    NETWORK ASSOCIATES INC                      10          296.25       0.19
   88       MCHP    MICROCHIP TECHNOLOGY INC                     5          309.53       0.17
   89       PCAR    PACCAR INC                                   6          258.38       0.17
   90       LGTO    LEGATO SYSTEMS INC                           7          248.93       0.16
   91       ADPT    ADAPTEC INC                                  6          234.37       0.15
   92       SNPS    SYNOPSYS INC                                 6          240.38       0.15
   93       SSCC    SMURFIT-STONE CONTAINER CORP                15          225.94       0.14
   94       SIAL    SIGMA-ALDRICH                                8          182.00       0.11
   95       DLTR    DOLLAR TREE STORES INC                       5          182.18       0.09
   96       PHSY    PACIFICARE HEALTH SYSTEMS                    5          230.16       0.09
   97       APOL    APOLLO GROUP INC-CL A                        5          113.75       0.07
   98       MLHR    MILLER (HERMAN) INC                          5          106.88       0.06
   99       VISX    VISX INC                                     5           84.38       0.06
  100       NWAC    NORTHWEST AIRLINES CORP                      5           85.63       0.05
                                                                       -----------     -------
                                                                       $164,454.39     100.00%
                                                                       ===========     =======



                                                          Investment Summary   5

-----------------------------
UNDERSTANDING YOUR INVESTMENT
-----------------------------


                                HOW TO BUY UNITS

  You can buy units of the trust on any business day by contacting your financial professional or Ranson. Unit prices are available daily on the Internet at WWW.RANSON.COM. The unit price includes:

  *  the value of the stocks,

  *  the sales fee, and

  *  cash and other net assets in the portfolio.

  We often refer to the purchase price of units as the "offer price." We must receive your order to buy units prior to the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) to give you the price for that day. If we receive your order after this time, you will receive the price computed on the next business day.

  RETIREMENT ACCOUNTS. The portfolio may be suitable for purchase in tax-advantaged retirement accounts. You should contact your financial professional about the accounts offered and any additional fees imposed. In addition, you can invest in a Ranson UIT retirement account directly with the trustee. We reduce the minimum investment to only $250 for these accounts. Please contact The Bank of New York for more information and an application. The trustee will assess an annual fee per account (currently $12) which can be deducted from your account if do not wish to pay it separately.

  VALUE OF THE STOCKS. We determine the value of the stocks as of the close of the New York Stock Exchange on each day that exchange is open. During the initial offering period, the value of the stocks includes organization costs.

  Pricing the Stocks. We generally determine the value of stocks using the last sale price for stocks traded on a national securities exchange or the Nasdaq Stock Market. In some cases we will price a stock based on the last asked or bid price in the over-the-counter market or by using other recognized pricing methods. We will only do this if a stock is not principally traded on a national securities exchange or the Nasdaq Stock Market, or if the market quotes are unavailable or inappropriate.

  The trustee determined the initial prices of the stocks shown in "The Portfolio" in this prospectus. The trustee determined these initial prices as described above at the close of the New York Stock Exchange on the business day before the date of this prospectus. On the first day we sell units we will compute the unit price as of the close of the New York Stock Exchange or the time the registration statement filed with the Securities and Exchange Commission becomes effective, if later.

  Organization Costs. During the initial offering period, part of the value of the stocks represents an amount that will pay the costs of creating your trust. These costs include the costs of preparing the registration statement and legal documents, federal and state registration fees, the initial fees and expenses of the trustee and the initial audit. Your trust will sell stocks to reimburse us for these costs at the end of the initial offering period or after six months, if earlier.

  SALES FEE. You pay a fee when you buy units. The total fee equals 4.90% of your unit price at the time of purchase.



6   Understanding Your Investment

  REDUCING YOUR SALES FEE. We offer a variety of ways for you to reduce the fee you pay. It is your financial professional's responsibility to alert us of any discount when you order units.

  Large Purchases. You can reduce your fee by increasing the size of your investment:

      If you purchase:       Your fee will be:
      ----------------       -----------------
     Less than $100,000           4.90%
     $100,000 - $249,999          4.50
     $250,000 - $499,999          4.30
     $500,000 - $999,999          3.50
     $1,000,000 or more           3.00

  We apply these fees as a percent of the unit price at the time of purchase. We also apply the different purchase levels on a unit basis using a $10 unit equivalent. For example, if you purchase between 10,000 and 24,999 units, your fee is 4.50% of your unit price.

  You may AGGREGATE unit purchases by the same person on any single day from any one broker-dealer to qualify for a purchase level. You can include these purchases as your own for purposes of this aggregation:

  *  purchases by your spouse or minor children and

  *  purchases by your trust estate or fiduciary accounts.

  You may also use a LETTER OF INTENT to combine purchases over time to qualify for a purchase level. Under this option, you must give us a letter of intent to purchase a specified amount of units of any Ranson unit trust over a specified time period. The letter must specify a time period of no more than 13 months. Once you sign a letter of intent, we will reduce your fee based on your total purchase commitment as shown in the table above. If your purchases exceed the level specified in your letter, you will still receive the additional fee reduction for your purchases shown in the table above (we will not cap your discount). If your total purchases are less than the level specified in your letter, you must pay the fee difference to us. We reserve the right to redeem your units if you do not pay the difference.

  The discounts described above apply only during the initial offering period.

  Advisory and Wrap Fee Accounts. If you purchase units through registered broker/dealers who charge periodic fees in lieu of commissions or who charge for financial planning, investment advisory or asset management services or provide these services as part of an investment account where a comprehensive "wrap fee" charge is imposed, your units will only be assessed that portion of the sales charge retained by the sponsor (.9% of the public offering price).

  Exchange Option. You may purchase units of the trust offered in this prospectus at a reduced sales fee of 3.00% of the unit price if you buy your units with redemption or termination proceeds from any other Ranson unit trust. You may also purchase units of the trust offered in this prospectus at this reduced fee if you purchase your units with termination proceeds from an unaffiliated unit trust that has the same investment strategy as this trust. These discounts apply only during the initial offering period.

  Employees. We do not charge any sales fee for purchases made by officers, directors and



                                               Understanding Your Investment   7
employees of Ranson and its affiliates. We also do not charge a fee for purchases made by registered representatives of selling firms and their family members (spouses, children and parents). This discount applies during the initial offering period and in the secondary market.

  Dividend Reinvestment Plan. We do not charge any sales fee when you reinvest distributions from your trust into additional units of the trust. This discount applies during the initial offering period and in the secondary market.


                             HOW TO SELL YOUR UNITS

  You can sell your units on any business day by contacting your financial professional or Ranson. Unit prices are available daily on the Internet at WWW.RANSON.COM or through your financial professional. We often refer to the sale price of units as the "bid price."

  SELLING UNITS. We may maintain a secondary market for units. This means that if you want to sell your units, we may buy them at the current price. We may then resell the units to other investors at the public offering price or redeem them for the redemption price. Our secondary market repurchase price is the same as the redemption price. Certain broker-dealers might also maintain a secondary market in units. You should contact your financial professional for current unit prices to determine the best price available. We may discontinue our secondary market at any time without notice. Even if we do not make a market, you will be able to redeem your units with the trustee on any business day for the current price.

  REDEEMING UNITS. You may also redeem your units directly with the trustee, The Bank of New York, on any day the New York Stock Exchange is open. The trustee must receive your completed redemption request prior to the close of the New York Stock Exchange for you to receive the unit price for a particular day. If your request is received after that time or is incomplete in any way, you will receive the next price computed after the trustee receives your completed request. Rather than contacting the trustee directly, your financial professional can also redeem your units by using the Investors' Voluntary Redemptions and Sales (IVORS) automated redemption service offered through Depository Trust Company.

  If you redeem your units, the trustee will generally send you a payment for your units no later than seven days after it receives all necessary documentation (this will usually only take three business days). The only time the trustee can delay your payment is if the New York Stock Exchange is closed (other than weekends or holidays), the Securities and Exchange Commission determines that trading on that exchange is restricted or an emergency exists making sale or evaluation of the stocks not reasonably practicable, and for any other period that the Securities and Exchange Commission permits.

  To redeem your units, you must send the trustee any certificates for your units. You must properly endorse your certificates or sign a written transfer instrument with a signature guarantee. The trustee may require additional documents such as a certificate of corporate authority, trust documents, a death certificate, or an appointment as executor, administrator or guardian. The trustee cannot complete your redemption or send your payment to you until it receives all of these documents in completed form.



8   Understanding Your Investment

  You can request an in kind distribution of the stocks underlying your units, if you own units worth at least $1,000,000 or you originally paid at least that amount for your units. This option is generally available only for stocks traded and held in the United States. The trustee will make any in kind distribution of stocks by distributing applicable stocks in book entry form to the account of your financial professional at Depositor Trust Company. You will receive whole shares of the applicable stocks and cash equal to any fractional shares. You may not request this option in the last 30 days of your trust's life. We may discontinue this option at any time without notice.

  EXCHANGE OPTION. You may be able to exchange your units for units of other Ranson unit trusts at a reduced sales fee. You can contact your financial professional or Ranson for more information about trusts currently available for exchanges. Before you exchange units, you should read the prospectus carefully and understand the risks and fees. You should then discuss this option with your financial professional to determine whether your investment goals have changed, whether current trusts suit you and to discuss tax consequences. We may discontinue this option at any time.


                                  DISTRIBUTIONS

  QUARTERLY DIVIDENDS. Your trust generally pays dividends from its net investment income along with any excess capital on each quarterly distribution date to unitholders of record on the preceding record date. You can elect to:

  *  reinvest distributions in additional units of your trust at no fee,

  *  reinvest distributions in various mutual funds, or

  *  receive distributions in cash.

  You may change your election by contacting your financial professional or the trustee. Once you elect to participate in a reinvestment program, the trustee will automatically reinvest your distributions into additional units or mutual fund shares at their net asset value on the distribution date. We waive the sales fee for reinvestments into units of your trust. We cannot guarantee that units or mutual fund shares will always be available for reinvestment. If units or fund shares are unavailable, you will receive cash distributions. We may discontinue these options at any time without notice.

  In some cases, your trust might pay a special distribution if it holds an excessive amount of principal pending distribution. For example, this could happen as a result of a merger or similar transaction involving a company whose stock is in your portfolio. The amount of your distributions will vary from time to time as companies change their dividends or trust expenses change.

  REINVEST IN YOUR TRUST. You can keep your money working by electing to reinvest your distributions in additional units of your trust. The easiest way to do this is to have your financial professional purchase units with the Reinvestment CUSIP number listed in the "Investment Summary" section of this prospectus. You may also make or change your election by contacting your financial professional or the trustee.

  REINVEST IN MUTUAL FUNDS. You can also elect to automatically reinvest your distributions in certain mutual funds. Unlike your trust, these mutual funds are managed funds that have different objectives. You can obtain information about these funds from Ranson.



                                               Understanding Your Investment   9

  REPORTS. The trustee will send your financial professional a statement showing income and other receipts of your trust for each distribution. Each year the trustee will also provide an annual report on your trust's activity and certain tax information. You can request copies of stock evaluations to enable you to complete your tax forms and audited financial statements for your trust, if available.


                                INVESTMENT RISKS

  All investments involve risk. This section describes the main risks that can impact the value of the stocks in your portfolio. You should understand these risks before you invest. If the value of the stocks falls, the value of your units will also fall. We cannot guarantee that your trust will achieve its objective or that your investment return will be positive over any period.

  MARKET RISK is the risk that the value of the stocks will fluctuate. This could cause the value of your units to fall below your purchase price. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of the stock's issuer or even perceptions of the issuer. Even though we carefully supervise your portfolio, you should remember that we do not manage your portfolio. Your trust will not sell a stock solely because the market value falls as is possible in a managed fund.

  CONCENTRATION RISK is the risk that your portfolio is less diversified because it concentrates in a particular type of stock. When a certain type of stock makes up more than 25% of a trust, the trust is considered to be "concentrated" in that stock type. Your portfolio currently concentrates in TECHNOLOGY COMPANIES. Before you invest, you should understand that:

  *  these companies encounter

     >  rapid changes in technology,

     >  worldwide competition,

     >  rapid obsolescence of products and services,

     >  cyclical market patterns,

     >  rapidly evolving industry standards, and

     >  frequent new product introductions.

  * An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could negatively affect an issuer's operating results.

  *  Operating results and customer relationships can be hurt by

     > an increase in price, or an interruption or reductions in supply, of any key components, and

     >  the failure of an issuer to comply with rigorous industry standards.

  CORRELATION RISK is the risk that the performance of the portfolio will not sufficiently correspond with the index. This can happen for reasons such as:

  * the impracticability of owning each of the index stocks with the exact weightings at a given time.

  *  the possibility of index tracking errors,



10   Understanding Your Investment

  * the time that elapses between a change in the index and a change in the portfolio, and

  *  fees and expenses of the trust.

  LITIGATION RISK is the risk that litigation will hurt a company's operating results or the perception of a company in the stock market. Microsoft Corporation is currently in litigation with the U.S. Department of Justice, several state Attorneys General and Sun Microsystems, Inc. The complaints include copyright infringement, unfair competition and antitrust violations. The court recently found that Microsoft possesses and exercised monopoly power.
This does not represent a final decision in this litigation. In public statements following this decision, Microsoft has stated that it will continue to review the court's findings and analyze their impact. No one can accurately predict the result or impact of this litigation.


                              THE NASDAQ-100 INDEX

  The Nasdaq-100 Index includes 100 of the largest non-financial domestic and international stocks listed on the Nasdaq Stock Market based on market capitalization. Nasdaq represents the fastest growing stock market in the U.S. and is one of the world's first fully electronic stock markets. This modern-day securities market began operations in 1971 and today lists more companies than any other market in the U.S. The Nasdaq Stock Market, Inc. has established procedures for, and controls over, substitutions of stocks. It may make changes in the stocks and the eligibility criteria periodically.

  Eligibility criteria for the index currently includes an average daily trading volume of at least 100,000 shares. Generally, a stock must also have been listed on Nasdaq or a major exchange for at least two years. If a stock would otherwise rank in the top 25% of stocks in the index by market capitalization, then a one-year listing requirement applies. Foreign stocks qualify only if the company has a worldwide market value of at least $10 billion, a U.S. market value of at least $4 billion and an average trading volume of at least 200,000 shares per day. Foreign stocks must also qualify for listed-options trading.

  This table shows historical data for the index (not your trust or any previous series). This information is not meant to indicate your future return. Your investment return will differ from the past returns of the index. Returns have fluctuated significantly in the past and have not always been positive.

                YEAR-END        ANNUAL RETURN
   YEAR       INDEX VALUE*     (NO DIVIDENDS)*
   ----       ------------     ---------------
   2/1/85        125.00              -
   1985          132.30             5.84%
   1986          141.41             6.89
   1987          156.25            10.50
   1988          177.41            13.54
   1989          223.84            26.17
   1990          200.53           (10.41)
   1991          330.86            64.99
   1992          360.19             8.86
   1993          398.28            10.58
   1994          404.27             1.50
   1995          576.23            42.54
   1996          821.36            42.54
   1997          990.80            20.63
   1998        1,836.01            85.31
   1999        3,707.83           101.95

--------------------
* The table above does not reflect the sales fee or expenses you pay on your units. It also does not reflect the effect of taxes. As with any index portfolio, your return may differ from that of the actual index. For example, this could happen because the trust may not be fully invested at all times, the trust will bear brokerage commissions in buying and selling stocks, and the weightings of stocks in the trust may not replicate their weightings in the index at all times.



                                              Understanding Your Investment   11

                               HOW THE TRUST WORKS

  YOUR TRUST. Your trust is a unit investment trust registered under the Investment Company Act of 1940 and the Securities Act of 1933. We created the trust under a trust agreement between Ranson & Associates, Inc. (as sponsor, evaluator and supervisor) and The Bank of New York (as trustee). To create your trust, we deposited contracts to purchase stocks with the trustee along with an irrevocable letter of credit or other consideration to pay for the stocks. In exchange, the trustee delivered units of your trust to us. Each unit represents an undivided interest in the assets of your trust. These units remain outstanding until redeemed or until your trust terminates.

  CHANGING YOUR PORTFOLIO. Your trust is not a managed fund. Unlike a managed fund, we designed your portfolio to remain relatively fixed except as is necessary to replicate its index. Your trust will generally buy and sell stocks:

  *  to reflect changes in its index,

  *  to establish a closer correlation with its index,

  *  to pay expenses or unit redemptions,

  * to make required distributions or avoid imposition of taxes on the trust, or

  *  as we may determine is necessary.

  Your trust will generally reject any offer for securities or other property in exchange for the stocks in its portfolio. If your trust receives securities that are not in its index or other property, it will usually sell the securities or property and use the proceeds to buy stocks as described above or distribute the proceeds. For example, this could happen in a merger or similar transaction. If the Nasdaq Stock Market discontinues the index, we may continue operation of your trust using the index as it existed on the last date its was available or we may terminate your trust.

  We will increase the size of your trust as we sell units. When we create additional units, we will seek to maintain a portfolio that replicates the index. When your trust buys stocks, it will pay brokerage or other acquisition fees. You could experience a dilution of your investment because of these fees and fluctuations in stock prices between the time we create units and the time your trust buys the stocks. When your trust buys or sells stocks, we may direct that it place orders with and pay brokerage commissions to brokers that sell units or are affiliated with your trust. We may consider whether a firm sells units of our trusts when we select firms to handle these transactions.

  AMENDING THE TRUST AGREEMENT. Ranson and the trustee can change the trust agreement without your consent to correct any provision that may be defective or to make other provisions that will not adversely affect your interest (as determined by Ranson and the trustee). We cannot change this agreement to reduce your interest in your trust without your consent. Investors owning two-thirds of the units in your trust may vote to change this agreement.

  TERMINATION OF YOUR TRUST. Your trust will terminate no later than the termination date listed in the "Investment Summary" section of this prospectus. The trustee may terminate your trust early if the value of the trust is less than 20% of the original value of the stocks in the trust at the time of deposit. At this size, the expenses of your trust may create an undue burden on your investment. Investors owning two-thirds of the



12   Understanding Your Investment
units in your trust may also vote to terminate the trust early. We may also terminate your trust in limited circumstances, such as if the Nasdaq Stock Market discontinues the index.

  The trustee will notify you of any termination and sell any remaining stocks. The trustee will send your final distribution to you within a reasonable time following liquidation of all the stocks after deducting final expenses. Your termination distribution may be less than the price you originally paid for your units. You may be able to request an in kind distribution of the stocks underlying your units at termination. Please refer to the section entitled "How to Sell Your Units-Redeeming Units" for information on in kind distributions.

  RANSON. We are an investment banking firm created in 1995 by former owners and employees of Ranson Capital Corporation. We are the successor to a series of companies first organized in 1935. During our history we have been active in public and corporate finance and have distributed bonds, mutual funds and unit trusts in the primary and secondary markets. We are a registered broker-dealer and member of the National Association of Securities Dealers, Inc. If we fail to or cannot perform our duties as sponsor or become bankrupt, the trustee may replace us, continue to operate your trust without a sponsor, or terminate your trust. You can contact us at our headquarters at 250 North Rock Road, Wichita, Kansas 67206-2241 or by using the contacts listed on the back cover of this prospectus.

  THE TRUSTEE. The Bank of New York is the trustee of your trust. It is a trust company organized under New York law. You can contact the trustee by calling the telephone number on the back cover of this prospectus or write to Unit Investment Trust Division, 101 Barclay Street, New York, New York 10286. We may remove and replace the trustee in some cases without your consent. The trustee may also resign by notifying Ranson and investors.

  HOW WE DISTRIBUTE UNITS. We sell units to the public through broker-dealers and other firms. We pay part of the sales fee to these distribution firms when they sell units. The distribution fee during the initial offering period is as follows:

  If a firm distributes:     It will earn:
  ----------------------     -------------
  Less than $100,000            4.00%
  $100,000 - $249,999           3.60
  $250,000 - $499,999           3.50
  $500,000 - $999,999           2.70
  $1,000,000 or more            2.20

  We apply these amounts as a percent of the unit price per transaction at the time of the transaction. We also apply the different distribution levels on a unit basis using a $10 unit equivalent. For example, if a firm distributes between 10,000 and 24,999 units, it earns 3.60% of the unit price. In addition, firms can earn additional amounts based on total sales of all Ranson equity index unit trusts during a single calendar month:

  If a firm sells this amount     It will earn an
       in a single month:           additional:
  ---------------------------     ---------------
     $500,000 - $999,999                .10%
   $1,000,000 - $1,999,999              .15
   $2,000,000 - $3,999,999              .20
   $4,000,000 - $5,999,999              .25
   $6,000,000 - $9,999,999              .30
  $10,000,000 - $14,999,999             .35
  $15,000,000 - $19,999,999             .40
  $20,000,000 - $49,999,999             .45
  $50,000,000 or more                   .50



                                              Understanding Your Investment   13

  We apply these amounts as a percent of the total distribution price. We pay these additional amounts out of our own assets and not out of your sales fee directly.

  We generally register units for sale in various states in the U.S. We do not register units for sale in any foreign country. It is your financial professional's responsibility to make sure that units are registered or exempt from registration if you are a foreign investor or if you want to buy units in another country. This prospectus does not constitute an offer of units in any state or country where units cannot be offered or sold lawfully. We may reject any order for units in whole or in part.

  We may gain or lose money when we hold units in the primary or secondary market due to fluctuations in unit prices. The gain or loss is equal to the difference between the price we pay for units and the price at which we sell or redeem them. We may also gain or lose money when we to deposit securities to create units. For example, we lost $93.71 on the initial deposit of stocks into the trust.


                                      TAXES

  This section discusses some of the main U.S. federal income tax consequences of owning units of your trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences.

  TRUST STATUS. Your trust intends to qualify as a "regulated investment company" under the federal tax laws. If the trust qualifies as a regulated investment company and distributes its income as required by the tax law, the trust generally will not pay taxes on income.

  DISTRIBUTIONS. Trust distributions are taxable to most investors. At the end of each year, you will receive a tax statement that separates your trust's distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate. Generally, you will treat all capital gains dividends as long-term capital gain regardless of how long you have owned your units. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. The tax status of your dividends from your trust is not affected by whether you reinvest your dividends in additional units or receive them in cash. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

  IF YOU SELL OR REDEEM UNITS. If you sell or redeem your units, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your units from what you receive in the transaction. Your tax basis in your units is generally equal to the cost of your units. In some cases, however, you may have to adjust your tax basis after you purchase your units.



14   Understanding Your Investment

  TAXATION OF CAPITAL GAIN AND LOSSES. If you are an individual, the federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the lowest tax bracket). Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your units to determine the holding period of your units. However, if you receive a capital gain dividend and sell your unit at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to extent of the capital gain received as a dividend.
The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income.

  IN-KIND DISTRIBUTIONS OF STOCK. If you own enough units, you may receive an in-kind distribution of portfolio stocks when you redeem units or when your trust terminates. This transaction is subject to taxation and you will recognize gain or loss, generally based on the value at that time of the stocks and the amount of cash received.

  DEDUCTIBILITY OF TRUST EXPENSES. Deductible expenses incurred by the trust will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these trust expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent all these deductions exceed 2% of adjusted gross income.
  FOREIGN TAX CREDIT. If your trust invests in any foreign stocks, the tax statement that you receive may include an item showing foreign taxes your trust paid to other countries. In this case, dividends taxed to you will include your share of the taxes your trust paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.


                                    EXPENSES

  Your trust will pay various expenses to conduct its operations. The "Investment Summary" section of this prospectus shows the estimated amount of these expenses.

  Your trust will pay a fee to the trustee for its services. The trustee also benefits when it holds cash for your trust in non-interest bearing accounts. Your trust will reimburse us as supervisor and evaluator for providing portfolio supervisory services and for evaluating your portfolio. Our reimbursements may exceed the costs of the services we provide to your trust but will not exceed the costs of services provided to all Ranson unit investment trusts in any calendar year. All of these fees may adjust for inflation without your approval.

  Your trust will pay a fee to the sponsor for creating and developing the trust, including determining the trust objective, policies, composition and size, selecting service providers and information services, and for providing other similar administrative and ministerial functions. Your trust pays this "creation and development fee" as a percentage of your trust's average daily net asset value (not to exceed 2.35 percent of your initial investment over the life of the trust). The sponsor does not use the fee to pay distribution expenses or as compensation for sales efforts. This fee has historically been included in the sales charge.



                                              Understanding Your Investment   15

  Your trust will also pay its general operating expenses. Your trust may pay expenses such as trustee expenses (including legal and auditing expenses), various governmental charges, fees for extraordinary trustee services, costs of taking action to protect your trust, costs of indemnifying the trustee and Ranson, legal fees and expenses, expenses incurred in contacting you and costs incurred to reimburse the trustee for advancing funds to meet distributions. Your trust will also pay a license fee to The Nasdaq Stock Market, Inc. for the use of various trademarks and trade names. Your trust may pay the costs of updating its registration statement each year. The trustee may sell stocks to pay any trust expenses.


                                     EXPERTS

  LEGAL MATTERS. Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603 (http://www.chapman.com), acts as counsel for Ranson and has given an opinion that the units are validly issued.

  AUDITORS. Allen, Gibbs & Houlik, L.C., independent auditors, audited the statement of financial condition and the portfolio included in this prospectus.


                             ADDITIONAL INFORMATION

  This prospectus does not contain all the information in the registration statement that your trust filed with the Securities and Exchange Commission. The Information Supplement, which was filed with the Securities and Exchange Commission, includes more detailed information about the stocks in your portfolio, investment risks and general information about your trust. You can obtain the Information Supplement by contacting Ranson or the Securities and Exchange Commission as indicated on the back cover of this prospectus. This prospectus incorporates the Information Supplement by reference (it is legally considered part of this prospectus).















16   Understanding Your Investment

REPORT OF ALLEN, GIBBS & HOULIK, L.C.
INDEPENDENT AUDITORS


UNITHOLDERS
RANSON UNIT INVESTMENT TRUSTS, SERIES 90

We have audited the accompanying statement of financial condition, including the Trust portfolio, of Ranson Unit Investment Trusts, Series 90, as of the opening of business on March 2, 2000, the Initial Date of Deposit. The statement of financial condition is the responsibility of the Sponsor. Our responsibility is to express an opinion on the statement of financial condition based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of financial condition are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of financial condition. Our procedures included confirmation of the purchases of Securities to be deposited in the Trust by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall statement of financial condition presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of financial condition referred to above presents fairly, in all material respects, the financial position of Ranson Unit Investment Trusts, Series 90 as of March 2, 2000, in conformity with generally accepted accounting principles.



                             ALLEN, GIBBS & HOULIK, L.C.


Wichita, Kansas
March 2, 2000








                                              Understanding Your Investment   17

RANSON UNIT INVESTMENT TRUSTS, SERIES 90

STATEMENT OF FINANCIAL CONDITION
AT THE OPENING OF BUSINESS ON MARCH 2, 2000, THE INITIAL DATE OF DEPOSIT

     INVESTMENT IN STOCKS
     Contracts to purchase stocks                                    $  164,454
                                                                     ==========

     LIABILITY AND INTEREST OF INVESTORS
     Liability
       Organization costs                                            $      864
                                                                     ----------
     Interest of investors
       Cost to investors                                                172,930
       Less: gross underwriting commission and organization costs         9,340
                                                                     ----------
       Net interest of investors                                        163,590
                                                                     ----------
     Total                                                           $  164,454
                                                                     ==========

--------------------
Notes:

(1) Aggregate cost of the Securities is based on the last sale price evaluations as determined by the Trustee.

(2) An irrevocable letter of credit or cash has been deposited with the Trustee covering the funds (aggregating $164,360) necessary for the purchase of the Securities in the Trust represented by purchase contracts.

(3) A portion of the Public Offering Price represents an amount sufficient to pay for all or a portion of the costs incurred in establishing and offering the Trust. The amount of these costs is set forth under "Essential Information." A distribution will be made as of the close of the initial offering period to an account maintained by the Trustee from which this obligation of the investors will be satisfied.

(4) The aggregate cost to investors includes the applicable sales charge assuming no reduction of sales charges for quantity purchases.







18   Understanding Your Investment

CONTENTS

Investment Summary
--------------------------------------------------------------
A concise description of    2   Investment Objective
of essential information    2   Investment Strategy
about the portfolio         2   Principal Risks
                            3   Who Should Invest
                            3   Essential Information
                            3   Fees and Expenses
                            4   The Portfolio

Understanding Your Investment
--------------------------------------------------------------
Detailed information to     6   How to Buy Units
help you understand         8   How to Sell Your Units
your investment             9   Distributions
                           10   Investment Risks
                           11   The Nasdaq-100 Index
                           12   How the Trust Works
                           14   Taxes
                           15   Expenses
                           16   Experts
                           16   Additional Information
                           17   Report of Independent Auditors
                           18   Financial Statements

Where to Learn More
--------------------------------------------------------------
You can contact us for     VISIT US ON THE INTERNET
free information about       http://www.ranson.com
this and other invest-     BY E-MAIL
ments, including the         invest@ranson.com
Information Supplement.    CALL RANSON
                             (800) 345-2363
                           CALL BANK OF NEW YORK
                             (800) 701-8178 (investors)
                             (800) 647-3383 (brokers)

Additional Information
--------------------------------------------------------------
This prospectus does not contain all information filed with the Securities and Exchange Commission. To obtain or copy this information, including the Information Supplement (a duplication fee may be required):

  E-MAIL:  publicinfo@sec.gov
  WRITE:   Public Reference Section
           Washington, D.C. 20549-0102
  VISIT:   http://www.sec.gov (EDGAR Database)
  CALL:    1-202-942-8090 (only for information on
           the operation of the Public Reference Section)

REFER TO:
  RANSON UNIT INVESTMENT TRUSTS, SERIES 90
  Securities Act file number:  333-93833
  Investment Company Act file number:  811-3763

                                     RANSON

                                      UNIT

                                   INVESTMENT

                                     TRUSTS









                                     [LOGO]

                           THE NASDAQ-100 INDEX TRUST







                                    SERIES 8





                            PROSPECTUS MARCH 2, 2000